UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  February 25, 2009
LAND O’LAKES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota	55126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code  (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.
     Land O’Lakes, Inc. (the “Company”) held its annual member meeting for the year ended December 31, 2008, at which it distributed its 2008 Member Report (the “Report”). The Company is attaching the Report as Exhibit 99.1 hereto. The Company will also post a copy of this document on its web page at www.landolakesinc.com. The Company also announced that it expects to file its Form 10-K for the year ended December 31, 2008 on or before March 31, 2009.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c)   Exhibits
        99.1  Land O’Lakes, Inc. Member Report 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAND O’LAKES, INC.
Date: February 25, 2009	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President and Chief Financial Officer

Exhibit Index
99.1	Land O’Lakes, Inc. Member Report 2008.